                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002
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                                FOOT LOCKER, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                   No. 1-10299                  13-3513936
-----------------------------     ---------------           --------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

112 West 34th Street, New York, New York                            10120
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 720-3700
                                                    --------------

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits.
    --------

         In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on Page 3.


Item 9. Regulation FD Disclosure
--------------------------------

         On August 13, 2002, Matthew D. Serra, the Principal Executive Officer, and Bruce L. Hartman, the Principal Financial Officer, of Foot Locker, Inc. each submitted to the Securities and Exchange Commission sworn statements pursuant to SEC Order No. 4-460.

         A copy of each of these statements is attached hereto as an exhibit.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                               FOOT LOCKER, INC.
                                               --------------------------------
                                                   (Registrant)


Date:  August 13, 2002                         By: /s/ Gary M. Bahler
                                                   ----------------------------
                                                   Gary M. Bahler
                                                   Senior Vice President,
                                                   General Counsel and Secretary

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


                                FOOT LOCKER, INC.
                                -----------------

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K
                           --------------------------

Exhibit No. in Item 601
   of Regulation S-K                               Description
-----------------------                            -----------
         99.1                      Statement Under Oath of Principal Executive
                                   Officer dated August 12, 2002.

         99.2                      Statement Under Oath of Principal Financial
                                   Officer dated August 12, 2002.

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